UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2025

GREENLANE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38875	83-0806637
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1095 Broken Sound Parkway Suite 100
Boca Raton FL	33487
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 292-7660

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	GNLN	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 17, 2025, Greenlane Holdings, Inc. (the “Company”) held the 2025 Special Meeting of Stockholders (the “Special Meeting”). As of the close of business on February 21, 2025, the record date for the Annual Meeting, there were 8,336,953 shares of Class A common stock.

Holders of 4,883,347 shares of the Company’s Class A common stock were present in person or represented by proxy at the Annual Meeting. The following are the voting results of the proposals submitted to Greenlane’s stockholders at the Annual Meeting:

Proposal 1: To grant discretionary authority to our board of directors to (i) amend our articles of incorporation to combine outstanding shares of our Common Stock into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of one-for-three (1-for-3)] to a maximum of a one-for-twenty-two (1-for-22)], with the exact ratio to be determined by our board of directors in its sole discretion; and (ii) effect the reverse stock split, if at all, within one year of the date the proposal is approved by stockholders (the “Reverse Stock Split Proposal”)

For	Against	Abstain
4,283,246	592,459	7,642

Proposal 2: To authorize, for purposes of complying with Nasdaq listing rule 5635(d), the issuance of Warrants, shares of Common Stock underlying the Warrants and certain provisions of the Warrants, issued in connection with an offering and sale of securities of the Company that was consummated on February 19, 2025 (the “Issuance Proposal”

For	Against	Abstain
2,368,777	60,756	1,403,530

Proposal 3: To amend the articles of incorporation to increase the authorized shares of Class A common stock from 600,000,000 shares to 1,800,000,000 shares (the “Authorized Common Stock Increase Proposal”)

For	Against	Abstain
4,221,327	654,289	7,731

Proposal 4: to approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Reverse Stock Split Proposal, the Issuance Proposal and the Authorized Common Stock Increase Proposal if there are not sufficient votes at the Special Meeting to approve and adopt the Reverse Stock Split Proposal, Authorized Common Stock Increase Proposal or the Issuance Proposal (the “Adjournment Proposal”)

For	Against	Abstain	Broker Non-Votes
4,293,522	573,197	16,628

In accordance with the Company’s proxy statement dated March 7, 2025, as amended, each of the four (4) proposals was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENLANE HOLDINGS, INC.

Dated: April 18, 2025	By:	/s/ Lana Reeve
Lana Reeve
Chief Financial and Legal Officer